UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 25, 2005
                                                         -------------

                        AMERICAN NATIONAL BANKSHARES INC.
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             (Exact name of registrant as specified in its charter)

       Virginia                        0-12820               54-1284688
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(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)

         628 Main Street, Danville, VA                      24541
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     (Address of principal executive offices)            (Zip Code)

     Registrant's telephone number, including area code   434-792-5111
                                                          ------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))


Item 2.02 Results of Operations and Financial Condition
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On July 25, 2005, American National Bankshares Inc. issued a news release announcing second quarter results for the period ended June 30, 2005.


Item 9.01 Financial Statements and Exhibits
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(c) Exhibits

99.1    News Release announcing second quarter earnings for 2005




                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  July 25, 2005                         /s/Neal A. Petrovich
                                             -------------------------
                                             Senior Vice President and
                                             Chief Financial Officer